                                                                   EXHIBIT 24
                                POWER OF ATTORNEY

The undersigned,  as a Section 16 reporting person of Dolby  Laboratories,  Inc.
(the  "Company"),  hereby  constitutes  and appoints Mark S.  Anderson,  Phyllis
Solomon  and Wilson  Sonsini  Goodrich  & Rosati,  P.C.,  and each of them,  the undersigned's true and lawful attorney-in-fact to:
         1. complete and execute Forms ID, 3,4 and 5 and other forms and all amendments thereto as such attorney-in-fact shall in his or her discretion determine to be required or advisable pursuant to
            Section 16 of the Securities Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the
            Company; and
         2. do all acts necessary in order to file such forms with the
            Securities and Exchange Commission, any securities exchange or national association, the Company and such other person or agency as the attorney-in-fact shall deem appropriate.

     The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934 (as amended).
     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms ID, 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company and the foregoing attorneys-in-fact.
     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 10th day of January, 2005.

                                                 Signature: /s/ Martin A. Jaffe
                                                            -------------------
                                                            Martin A. Jaffe